# Q2 Fiscal 2022 | Financial Results

**Lee D. Rudow**
President and CEO

**Mark A. Doheny**
Chief Financial Officer

TRANSCAT®
Trust in every measure

# Safe Harbor Statement

*This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," "plans," "aims" and other similar words. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the impact of and the Company's response to the COVID-19 pandemic, the commercialization of software projects, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.*

*This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.*

TRANSCAT® Trust in every measure

# Q2 FY22 Summary

**Consolidated Results**

- Revenue up 21.1% to second quarter record $50.4M
- Gross margin expanded 140 basis points to 29.0%
- Adjusted EBITDA increased 36% from prior year to $7.1 million
- Net income of $3.0M or $0.40 per diluted share

**Service Segment**

- 14.0% organic revenue growth; total revenue up 20.3%
- Gross margin of 32.9%, up 70 basis points vs. PY
- NEXA acquisition closed August 31st; integration going well

**Distribution Segment**

- Revenue grew 22% on improved order trends and comparison to prior year quarter significantly impacted by COVID-19
- Business above pre-pandemic levels with revenue up 14% compared to Q2 FY20
- Gross margin expanded 240 basis points to 23.5% on favorable mix

# Revenue

*($ in millions)*

## Q2 Consolidated


$41.6
+21%
$50.4
Q2 2021
Q2 2022

## Q2 Service Segment


$24.6
+20%
$29.5
Q2 2021
Q2 2022

## Q2 Distribution Segment


$17.1
+22%
$20.8
Q2 2021
Q2 2022

Consolidated revenue up 21.1% with broad-based strength across both operating segments

Service organic growth remained strong at 14.0%; total revenue growth of 20.3%

Distribution revenue up 22.2% on improved demand, with particular strength in the wind power generation market

*All figures are rounded to the nearest tenth of a million. Therefore totals shown in graphs may not equal the sum of the segments.*

TRANSCAT Trust in every measure

# Gross Profit and Margin

*($ in millions)*

## Q2 Consolidated



$11.5
+27%
$14.6
27.6%
29.0%
Q2 2021
Q2 2022

## Q2 Service Segment



$7.9
$9.7
32.2%
32.9%
Q2 2021
Q2 2022

Consolidated gross margin expanded 140 basis points

Service gross margin of 32.9% expanded 70 basis points largely on operating leverage on fixed costs

Distribution gross margin expanded 240 basis points on favorable sales mix

## Q2 Distribution Segment



$3.6
$4.9
21.1%
23.5%
Q2 2021
Q2 2022

*All figures are rounded to the nearest tenth of a million. Therefore totals shown in graphs may not equal the sum of the segments.*

# Operating Income

*($ in millions)*

## Q2 Consolidated



$3.1
+16%
$3.6
7.4%
7.1%
Q2 2021
Q2 2022

## Q2 Service Segment



$3.0
$2.6
12.1%
9.0%
Q2 2021
Q2 2022

## Q2 Distribution Segment



$0.1
0.6%
$0.9
4.5%
Q2 2021
Q2 2022

Consolidated operating income of $3.6 million, up 16% from prior year

Consolidated and Service operating income impacted by $0.8 million of one-time NEXA acquisition transaction costs

Distribution improvement on revenue growth and favorable product mix sold

*All figures are rounded to the nearest tenth of a million. Therefore totals shown in graphs may not equal the sum of the segments.*

# Net Income & Diluted EPS

*($ in millions, except EPS)*


Net Income
$2.0
+49%
$3.0
Q2 2021
Q2 2022


Diluted EPS
$0.27
$0.40
Q2 2021
Q2 2022

Q2 FY22 included discrete tax benefits due to tax accounting associated with stock option activity

Now expect full fiscal 2022 tax rate to range between 14% and 15%* from the previous estimated range of 16% to 18%

** FY 2022 tax rate expectations provided as of November 2, 2021*

# Adjusted EBITDA* and Margin

*($ in millions)*

## Q2 Consolidated


$5.2
+36%
$7.1
12.6%
14.0%
Q2 2021
Q2 2022

## Q2 Service Segment


$4.5
$5.5
18.2%
18.5%
Q2 2021
Q2 2022

Consolidated adjusted EBITDA of $7.1M up 36%

Service segment adjusted EBITDA margin expanded 30 basis points to 18.5%

Distribution adjusted EBITDA margin expanded 340 basis points to 7.8%

## Q2 Distribution Segment


$1.6
$0.7
4.4%
7.8%
Q2 2021
Q2 2022

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA. All figures are rounded to the nearest tenth of a million. Therefore totals shown in graphs may not equal the sum of the segments.*

# Operating Free Cash Flow

TRANSCAT® Trust in every measure

*($ in millions)*

| *Note: Components may not add to totals due to rounding* | Six Months Ended Sep 25, 2021 | Six Months Ended Sep 26, 2020 |
|---|---|---|
| Net cash provided by operations | $7.5 | $12.5 |
| Capital expenditures (CapEx) | (3.8) | (3.1) |
| **Operating free cash flow (FCF)**** | **$3.7** | **$9.4** |

Cash flow in line with expectations on working capital increase to support growth

Capital expenditures focused on technology, Service segment capabilities/growth, including automation, and rental pool assets

*** In addition to reporting net cash provided by operations, a U.S. generally accepted accounting principle ("GAAP") measure, we present operating free cash flow (net cash provided by operations less capital expenditures), which is a non-GAAP measure. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities and assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. Operating free cash flow is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net cash provided by operations and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Operating free cash flow, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.*

# Balance Sheet Supports Growth Strategy

*($ in millions)*

| CAPITALIZATION | | |
|---|---|---|
| *Note: Components may not add to totals due to rounding* | Sep 25, 2021 | March 27, 2021 |
| Cash and cash equivalents | $ 2.6 | $ 0.6 |
| Total debt | 43.0 | 19.5 |
| **Total net debt** | **40.4** | **18.9** |
| Shareholders' equity | 80.7 | 75.1 |
| **Total capitalization** | **$ 123.7** | **$ 94.6** |
| Debt/total capitalization | 34.8% | 20.6% |
| Net debt/net total capitalization | 32.7% | 20.0% |

1.54x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*

Acquired NEXA Enterprise Asset Management August 31, 2021

$46.6M available from credit facility at quarter-end

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

# NEXA Enterprise Asset Management

TRANSCAT Trust in every measure

- NEXA Enterprise Asset Management acquired on August 31, 2021
  - One-time transaction costs of $0.8 million included in FY22 Q2 operating expenses
  - Acquisition purchase accounting impact in first 12 months of ownership (Year 1) include $1.6M of intangibles amortization expense and $0.5 million of acquired backlog amortization (reduces revenue and gross profit for first 5 months post-acquisition)
- Expands service capabilities and addressable market, including geographic reach into Ireland
- 100% Life Science markets with TTM revenue of appx. $7.5 million (70% U.S. / 30% Ireland)
- Broad range of high-quality calibration optimization and other technical solutions; offers unique 5 Service Track approach to managing cost, efficiency and reliability components of life science companies' instrumentation management programs


NEXA | EAM
SERVICE
TRACKS
1 Calibration
4 CMMS
2 Maintenance & Spares
5 Quality & Compliance
3 Reliability

# Outlook*

## *Q3 FY 2022*

*Service segment:* expect revenue growth to be similar to the second quarter of FY22, with roughly half of the growth to come organically and the other half coming from acquisition. We expect gross margin to expand over the prior year third quarter, similar to the level of year-over-year expansion we achieved in the second quarter

*Distribution segment:* expect to achieve low teens revenue growth compared with prior year

## *Mid to Long Term Outlook*

- Continued execution of our unique and recently enhanced value proposition and our new customer pipeline positions us well for continued strong organic growth
- Expect to make technology investments in line with our strategic plan
- Acquisitions remain a key element of our strategic growth plan and we expect to see increased levels of opportunities

** Outlook provided as of November 2, 2021*

# Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13724485***
  Telephone replay available through **Wednesday, November 10, 2021**
- Webcast / Presentation / Replay available at
  www.transcat.com/investor-relations
- Transcript, when available, at www.transcat.com/investor-relations

# Supplemental Information

TRANSCAT®
Trust in every measure

TRANSCAT Trust in every measure

# Adjusted EBITDA Reconciliation

*($ in thousands)*

| | FY 2017 | FY 2018 | FY 2019 | FY 2020 | FY 2021 | FY 2022 Q1 | FY 2022 Q2 |
|---|---|---|---|---|---|---|---|
| Net Income | $ 4,522 | $ 5,922 | $ 7,145 | $ 8,067 | $ 7,791 | $ 3,688 | $ 3,015 |
| +Interest Expense | 719 | 1,018 | 903 | 934 | 850 | 189 | 169 |
| +Other (Expense) / Income | 51 | 60 | 91 | 186 | 241 | 6 | 81 |
| +Tax Provision | 2,642 | 2,026 | 2,090 | 1,663 | 2,191 | (194) | 313 |
| Operating Income | $ 7,934 | $ 9,026 | $ 10,229 | $ 10,850 | $ 11,073 | $ 3,689 | $ 3,578 |
| +Depreciation & Amortization | 6,184 | 5,991 | 6,361 | 6,658 | 7,580 | 1,990 | 2,141 |
| +Restructuring Expense | - | - | - | - | 650 | - | - |
| +Acquisition Related Add-Back | - | - | - | - | - | - | 821 |
| +Other (Expense) / Income | (51) | (60) | (91) | 15 | (241) | (6) | (81) |
| +Noncash Stock Compensation | 453 | 1,411 | 1,327 | 884 | 1,513 | 437 | 620 |
| **Adjusted EBITDA** | $ 14,520 | $ 16,368 | $ 17,826 | $ 18,407 | $ 20,575 | $ 6,110 | $ 7,079 |

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

# Segment Adjusted EBITDA Reconciliation

| *($ in thousands)* | FY 2017 | FY 2018 | FY 2019 | FY 2020 | FY 2021 | FY 2022 Q1 | FY 2022 Q2 |
|---|---|---|---|---|---|---|---|
| Service Operating Income | $ 4,769 | $ 5,158 | $ 5,202 | $ 5,672 | $ 10,441 | $ 2,974 | $ 2,647 |
| +Depreciation & Amortization | 4,660 | 4,397 | 4,754 | 4,929 | 5,597 | 1,488 | 1,634 |
| +Restructuring Expense | - | - | - | - | 349 | - | - |
| +Acquisition Related Add-Back | - | - | - | - | - | - | 821 |
| +Other (Expense) / Income | (55) | (61) | (69) | (20) | (162) | (2) | (57) |
| +Noncash Stock Compensation | 217 | 706 | 702 | 470 | 835 | 261 | 414 |
| Service Adjusted EBITDA | $ 9,591 | $ 10,200 | $ 10,589 | $ 11,051 | $ 17,060 | $ 4,721 | $ 5,460 |
| | | | | | | | |
| Distribution Operating Income | $ 3,165 | $ 3,868 | $ 5,027 | $ 5,178 | $ 632 | $ 715 | $ 931 |
| +Depreciation & Amortization | 1,524 | 1,594 | 1,607 | 1,729 | 1,983 | 502 | 507 |
| +Restructuring Expense | - | - | - | - | 301 | - | - |
| +Other (Expense) / Income | 4 | 1 | (22) | 35 | (79) | (4) | (25) |
| +Noncash Stock Compensation | 236 | 705 | 625 | 414 | 678 | 176 | 206 |
| Distribution Adjusted EBITDA | $ 4,929 | $ 6,168 | $ 7,237 | $ 7,356 | $ 3,515 | $ 1,389 | $ 1,619 |
| | | | | | | | |
| Service | $9,591 | $10,200 | $10,589 | $11,051 | $17,060 | $4,721 | $5,460 |
| Distribution | $4,929 | $6,168 | $7,237 | $7,356 | $3,515 | $1,389 | $1,619 |
| **Total Adjusted EBITDA** | $14,520 | $16,368 | $17,826 | $18,407 | $20,575 | $6,110 | $7,079 |

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.